Exhibit 10.4(i)

AMENDMENT TO THE PURCHASE ORDER FINANCING AGREEMENT

Amendment, effective as of January 17, 2008 (this "Amendment"), by and between Tulare Frozen Foods, LLC (the "Debtor") and Capstone Capital Group I, LLC (the "Secured Party").

WHEREAS, Debtor and Secured Party are parties to that certain Purchase Order Financing Agreement, dated as of January 17, 2008 (the "P.O. Agreement"), which provides for certain financing to the Debtor upon the terms and conditions contained therein;

WHEREAS, Debtor and Secured Party have agreed in good faith to amend certain definitions in the P.O. Agreement as set forth herein.

NOW, THEREFORE, Debtor and Secured Party agree as follows:

1. Unless otherwise specifically provided herein, all terms used and capitalized in this Amendment, but which are not defined herein, shall be deemed to have the respective meanings set forth in the P.O. Agreement.

2. Article 1. Definitions, Section 1.1, the defined teem "Cash Advance Guarantee Fee" is deleted in its entirety and replaced with the following definition:

" `Cash Advance Guarantee Fee' means 2.5% for the first thirty days (or part thereof) that each Purchase Money Advance is outstanding and 1.25% for every fourteen days (or part thereof) thereafter that Purchase Money Advance remains outstanding."

3. Except as amended hereby, the P.O Agreement, and the terms and provisions thereof, shall remain in full force and effect.

4. This Amendment may be executed in one or more counterparts, each of which shall constitute an original. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Signature page, follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Debtor:

TULARE FROZEN FOODS, LLC
a California Limited Liability Company

By: /s/____________________________
Name:
Title:

Secured Party:

CAPSTONE CAPITAL GROUP I, LLC, a
Delaware Limited Liability Company

By: /s/____________________________
Name:
Title: